                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[X]  Preliminary Proxy Statement              [ ]  Confidential,  for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement

[ ]  Definitive  Additional  Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             USA TECHNOLOGIES, INC.
                         -------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

     [X]     No  fee  required.

     [ ]     Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)     Title of each class of securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

     (4)     Proposed  maximum  aggregate  value  of  transaction:
--------------------------------------------------------------------------------

     (5)     Total  fee  paid:
--------------------------------------------------------------------------------

     [ ]     Fee  paid  previously  with  preliminary  materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount  Previously  Paid:
--------------------------------------------------------------------------------

     (2)     Form,  Schedule  or  Registration  Statement  No.:
--------------------------------------------------------------------------------

     (3)     Filing  Party:
--------------------------------------------------------------------------------

     (4)     Date  Filed:
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]





                                June __, 2003



Dear  Shareholder:

          You are cordially invited to attend a Special Meeting of Shareholders of USA Technologies, Inc. to be held at 10:00 a.m., June 30, 2003, at Deerfield Corporate Center, 100 Deerfield Lane, Suite 140, Malvern, Pennsylvania 19355.

          In connection with the Special Meeting, enclosed herewith is the Proxy Statement and Proxy. We are requesting your approval of a proposal which is very important to the Company`s future success. Therefore, whether or not you expect to attend the meeting in person, it is imperative that your shares be voted at the meeting. At your earliest convenience, please complete, date and sign the Proxy and return it in the enclosed, postage-paid envelope furnished for that purpose.

          Following the consideration of the proposals by the shareholders, management will present a current report on the activities of the Company. At the meeting, we will welcome your comments on or inquiries about the business of the Company that would be of interest to shareholders generally.

          I look forward to seeing you at the Special Meeting. In the meantime, please feel free to contact me with any questions you may have.


                              Sincerely,

                              /s/  George  R.  Jensen,  Jr.

                              George  R.  Jensen,  Jr.
                              Chairman  and  Chief  Executive
                              Officer

                             USA TECHNOLOGIES, INC.
                            _________________________

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JUNE 30, 2003
                            _________________________

To  Our  Shareholders:

          A Special Meeting of Shareholders of USA Technologies, Inc., a Pennsylvania corporation (the "Company"), will be held at 10:00 a.m., June 30, 2003, at Deerfield Corporate Center, 100 Deerfield Lane, Suite 140, Malvern, Pennsylvania 19355 for the following purposes:

          1. To act upon an amendment to increase the number of authorized shares of Common Stock to 400,000,000; and

          2. To transact such other business as may properly come before the Speical Meeting and any and all adjournments thereof.

          The Board of Directors has fixed the close of business on May 30, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any and all adjournments thereof.

          You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please promptly mark, sign and date the enclosed proxy and return it in the envelope provided for that purpose.

                              By  Order  of  the  Board  of  Directors,

                              /s/  George  R.  Jensen,  Jr.

                              GEORGE  R.  JENSEN,  JR.
                              Chairman  and  Chief  Executive  Officer

                             USA TECHNOLOGIES, INC.
                             ----------------------
                                PROXY STATEMENT
                                ----------------

                 SOLICITATION OF PROXY, REVOCABILITY AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of USA Technologies, Inc., a Pennsylvania corporation (the "Company"), for use at the Special Meeting of Shareholders (the "Special Meeting"), to be held at 10:00 a.m., on June 30, 2003, at Deerfield Corporate Center, 100 Deerfield Lane, Suite 140, Malvern, Pennsylvania 19355.

     Only holders of Common Stock or Series A Convertible Preferred Stock of record at the close of business on May 30, 2003 will be entitled to notice of and to vote at the Special Meeting. Each share of Common Stock and Series A Preferred Stock is entitled to one vote on all matters to come before the Special Meeting. On May 30, 2003, the record date for the Special Meeting, the Company had issued and outstanding 186,131,590 shares of Common Stock, no par value ("Common Stock"), and 530,927 shares of Series A Convertible Preferred Stock, no par value ("Series A Preferred Stock").

     The Company`s principal executive offices are located at 200 Plant Avenue, Wayne, Pennsylvania 19087. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is June __, 2003.

QUORUM  AND  VOTING

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the shareholders entitled to vote generally at the Special Meeting is necessary to constitute a quorum. Abstentions on the proposal to be considered at the Special Meeting will be counted in determining whether a quorum has been reached, but the failure to execute and return a proxy will result in a shareholder not being considered present at the meeting. The holders of the Common Stock and Series A Preferred Stock vote together, and not as a separate class, on all matters to be submitted to shareholders at the Special Meeting. If a quorum is not present at the Special Meeting, we expect that the Special Meeting will be adjourned or postponed to solicit additional proxies.

     Assuming the presence of a quorum, generally the adoption of a proposal by the shareholders requires the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Special Meeting. Approval of the proposal to increase the number of authorized shares of Common Stock will require the affirmative vote of the holders of at least a majority of all shares casting votes in person or by proxy at the Special Meeting. Only shares affirmatively voted for a proposal, including properly executed proxies that do not contain voting instructions, will be counted as favorable votes for that proposal. Brokers who hold shares of stock in street name for customers and who indicate on a proxy that the broker does not have discretionary authority to vote those shares as to a particular matter are referred to as broker non-votes. Broker non-votes will have no effect in determining whether a proposal will be adopted at the Special Meeting although they would be counted as present for purposes of determining the existence of a quorum. Abstentions as to a particular proposal will have the same effect as votes against such proposal.

REVOCABILITY  OF  PROXIES

     Shares represented by proxies, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of all of the proposals referred to in the Notice of Special Meeting. A shareholder who signs and returns a proxy may revoke it any time before it is voted by the filing of an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company. Your mere attendance at the Special Meeting will not revoke your proxy.

SOLICITATION

     The cost of soliciting proxies will be borne by the Company. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company`s Directors, officers or employees in person or by telephone, facsimile transmission or telegram.

                               SECURITY OWNERSHIP

COMMON  STOCK

     The following table sets forth, as of December 31, 2002, the beneficial ownership of the Common Stock of each of the Company`s directors and executive officers, and one employee, as well as by the Company`s directors and executive officers as a group. Except as set forth below, the Company is not aware of any beneficial owner of more than five percent of the Common Stock. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                      Number  of  Shares
     Name  and  Address               of  Common  Stock           Percent
     of  Beneficial  Owner            Beneficially  Owned(1)     of  Class(2)
     -------------------              ---------------------      ------------
George  R.  Jensen,  Jr.                       759,000(3)                  *
517  Legion  Road
West  Chester,  Pennsylvania  19382

Stephen  P.  Herbert                           486,050(4)                  *
536  West  Beach  Tree  Lane
Strafford,  Pennsylvania  19087

Haven  Brock  Kolls,  Jr.                      104,725(5)                  *
1573  Potter  Drive
Pottstown,  PA  19464

Leland  P.  Maxwell                            277,050                     *
401  Dartmouth  Road
Bryn  Mawr,  Pennsylvania  19010

Michael  K.  Lawlor                            407,050(6)                  *
131  Lisa  Drive
Paoli,  PA  19301

Edwin  R.  Boynton                             327,887(7)                  *
104  Leighton  Drive
Bryn  Mawr,  Pennsylvania  19010

Douglas  M.  Lurio                             257,213(8)                  *
2005  Market  Street,  Suite  2340
Philadelphia,  Pennsylvania  19103

William  W.  Sellers                           912,108(9)                  *
394  East  Church  Road
King  of  Prussia,  Pennsylvania  19406

William  L.  Van  Alen,  Jr.                   274,005(10)                 *
Cornerstone  Entertainment,  Inc.
P.O.  Box  727
Edgemont,  Pennsylvania  19028

Kenneth  C.  Boyle                             126,188  (11)               *
403  West  Fourth  Street  North
Newton,  Iowa  50208

Adele  H.  Hepburn
208  St.  Georges  Road
Ardmore, Pennsylvania 19003                    2,316,983(12)           1.19%

Kazi  Management  VI,  Inc.
30  Dronningens  Gade,  Suite  B  30
St.  Thomas,  Virgin  Islands  00802           22,857,145(13)          11.7%

All  Directors  and  Executive  Officers
As  a  Group  (11  persons)                    3,931,276(14)           2.02%
 ---------
 *Less  than  one  percent  (1%)

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and derives from either voting or investment power with respect to securities. Shares of Common Stock issuable upon conversion of the Preferred Stock, or shares of Common Stock issuable upon exercise of options currently exercisable, or exercisable within 60 days of December 31, 2002, are deemed to be beneficially owned for purposes hereof.

 (2) On December 31, 2002 there were 99,096,167 shares of Common Stock and 529,132 shares of Series A Preferred Stock issued and outstanding. For purposes of computing the percentages under this table, it is assumed that all shares of issued and outstanding Preferred Stock have been converted into shares of Common Stock, that all of the options to acquire Common Stock which have been issued and are fully vested as of December 31, 2002 (or within 60-days thereof) have been converted into shares of Common Stock, that all Common Stock Purchase Warrants have been exercised, that all of the Senior Notes have been converted into shares of Common Stock, that all of the Convertible Debentures have been converted and related Warrants have been exercised into shares of Common Stock, and that all of the accrued and unpaid dividends on the Preferred Stock have been converted into shares of Common Stock. Therefore, for purposes of computing the percentages under this table, there are 189,767,761 shares of Common Stock issued and outstanding.

 (3) Includes 438,000 shares issuable upon conversion of Senior Notes, 86,000 shares of Common Stock beneficially owned by his spouse and 135,000 shares issuable upon exercise of warrants. Does not include the right granted to Mr. Jensen under his Employment Agreement to receive seven percent (7%) of the issued and outstanding Common Stock upon the occurrence of a USA Transaction (as defined therein). See "Executive Employment Agreements".

(4)  Includes  1,000  shares  of  Common  Stock beneficially owned by his child.

(5) Includes 16,500 shares of Common Stock owned by his spouse, 24,000 shares issuable to his spouse upon conversion of her Senior Note, and 22,500 shares issuable upon exercise of warrants held by his spouse.

(6)  Includes  130,000  shares  beneficially  owned  by  his  spouse.

(7) Includes 8,100 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock. Includes 47,250 shares issuable upon conversion of Senior Notes and 24,375 shares issuable upon exercise of warrants. Does not include any shares of Common Stock issuable upon conversion of any accrued and unpaid dividends in the Series A Preferred Stock.

(8) Includes 42,213 shares of Common Stock held jointly with Mr. Lurio`s spouse, 99,000 shares issuable upon conversion of Senior Notes and 33,750 shares issuable upon exercise of warrants.

(9) Includes 17,846 shares of Common Stock owned by the Sellers Pension Plan of which Mr. Sellers is a trustee, 4952 shares of Common Stock owned by Sellers Process Equipment Company of which he is a Director, and 10,423 shares of Common Stock owned by Mr. Seller`s wife. Includes 199,167 shares of Common Stock issuable upon exercise of Warrants, and 119,170 shares issuable upon conversion of his Senior Notes.

(10) Includes 4,000 shares owned by his spouse, 108,335 shares underlying his Senior Notes, and 88,336 shares issuable upon exercise of warrants.

(11)  Represents  shares  underlying  options.

(12) Includes 52, 275 shares held by her spouse, 5,150 shares underlying Series A Preferred Stock held by her and her spouse, 856,085 shares underlying her Senior Notes and 68,648 shares underlying her spouse`s Senior Notes, 235,375 shares issuable upon exercise of warrants held by her and 22,274 shares issuable upon exercise of warrants held by her spouse, and 277,000 shares underlying options held by her and 5,000 shares underlying options held by her spouse.

(13) Includes 19,285,716 shares underlying warrants. Zubair Kazi, an individual, is the owner and President of Kazi Management VI, Inc. and would also be deemed the beneficial owner of all 22,857,145 shares under the applicable rules of the Securities and Exchange Commission.

(14) Includes all shares of Common Stock described in footnotes (2) through (11) above.

SERIES  A  PREFERRED  STOCK

     The following table sets forth, as of December 31, 2002 the beneficial ownership of the Preferred Stock by the Company`s directors and executive officers, and one employee, as well as by the Company`s directors and executive officers as a group. Except as set forth below, the Company is not aware of any beneficial owner of more than five percent of the Preferred Stock. Except as otherwise indicated, the Company believes that the beneficial owners of the Preferred Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                    Number of Shares
Name and Address of                of Preferred Stock     Percent
Beneficial Owner                   Beneficially Owned     of Class(l)
- -------------------                ------------------     -----------
 Edwin R. Boynton
 104 Leighton Avenue
 Bryn Mawr, Pennsylvania 19010        8,100                1.5%

Adele H. Hepburn
208 St. Georges Road
Ardmore, Pennsylvania 19003           5,150(2)             *

All Directors and Executive
Officers As a Group (11 persons)      8,100                1.5%
 --------------
* Less than one percent (1%)

(1) There were 529,132 shares of Preferred Stock issued and outstanding as of December 31, 2002.
(2)  Includes  2,000  shares  held  by  her  spouse.

                                     ITEM 1

     APPROVAL  OF  AN  AMENDMENT  TO  THE  COMPANY`S
                      ARTICLES OF INCORPORATION INCREASING
                 THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                 -----------------------------------------------

                             (Item 1 on Proxy Card)

     The Company`s Articles of Incorporation presently authorizes the issuance of up to 300,000,000 shares of Common Stock. The Board of Directors has approved a resolution which if approved by the shareholders would increase the number of authorized shares of Common Stock to 400,000,000.

     As of May 30, 2003, the number of issued and outstanding shares of Common Stock on a fully converted basis is 283,246,837 which is slightly less than the number of shares of Common Stock which are currently authorized (300,000,000) by the Articles of Incorporation. These shares consist of the following:

     186,131,590 shares of Common Stock actually issued and outstanding; 530,927 shares issuable upon conversion of the currently issued and outstanding  Series  A  Preferred  Stock;

     594,119 shares issuable upon conversion of the accrued and unpaid dividends on the Series A Preferred Stock;

     3,317,485 shares issuable upon exercise of outstanding options (of which all were vested as of such date);

     38,572,716 shares  issuable  upon  exercise  of  outstanding  warrants and

     54,100,000 shares reserved for issuance upon the conversion of the outstanding 12% Convertible Senior Notes.

     Based upon the foregoing outstanding and reserved shares, the Company currently has 16,753,163 shares of Common Stock remaining available for other purposes. The purpose of the proposed amendment is to authorize a sufficient number of additional shares of Common Stock to provide the Company with the flexibility to issue Common Stock for a variety of corporate purposes, such as to make acquisitions through the use of shares, to raise equity capital, to issue additional warrants or options, or to issue shares in lieu of quarterly cash interest payments due on the Convertible Senior Notes. At this time, the Company has no such plans, proposals or arrangements, written or otherwise. As of May 30, 2003, and assuming approval of this proposal, there would be 116,753,163 shares of Common Stock eligible for future issuance. The Board of Directors will have the authority to issue these authorized shares of Common Stock from time to time for proper corporate purposes without further shareholder approval unless required by applicable law. Shareholders do not have preemptive rights with respect to the Common Stock. The issuance of Common Stock or securities convertible into Common Stock, on other than a pro-rata basis, would result in the dilution of a present shareholder`s interest in the Company.

     The Company has not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although the Company could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the Company. For example, in the event of an attempt to take over control of the Company, it may be possible for the Company to endeavor to impede the attempt by issuing shares of the Common Stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The proposed amendment may therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company`s shareholders to dispose of their shares at the higher price generally available in takeover attempts. In addition, management might use the additional shares to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the independent shareholders. The Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device. At this time, the Company has no additional plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

     The resolution to be considered by the shareholders at the Special Meeting reads as follows:

          RESOLVED,  that  Paragraph  (A)  Classes  of Stock of Article 4 of the
                                           -----------------
     Articles of Incorporation of the Company shall be amended and restated to read in full as follows:

               (A)     Classes  of  Stock.  The aggregate number of shares which
                       ------------------
               the corporation shall have authority to issue is 401,800,000 shares, consisting of 400,000,000 shares of Common Stock, without par value, and 1,800,000 shares of Series Preferred Stock, without par value.

     Shareholder approval of this proposal is required under Pennsylvania law and the Articles of Incorporation. Approval of the amendment to the Company`s Articles of Incorporation increasing the number of authorized shares of Common Stock requires the affirmative vote of a majority of all votes cast by the holders of outstanding shares of Common Stock and Series A Preferred Stock voting together (with each share of Common Stock and Series A Preferred Stock entitled to one vote). If this proposal is adopted, it will become effective upon filing of Articles of Amendment with the Department of State of the Commonwealth of Pennsylvania which the Company anticipates filing immediately following the Special Meeting.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS AMENDMENT TO THE COMPANY`S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

        SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS Shareholder proposals submitted pursuant to Rule 14a-8 under the Securities
Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company`s proxy materials for its 2004 Annual Meeting of Shareholders must be received by the Secretary of the Company at the principal offices of the Company no later than September 16, 2003.

     Written notice of proposals of shareholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2004 Annual Meeting must have been received by the Company on or before December 5, 2003 in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act. The persons designated in the Company`s proxy card will be granted discretionary authority with respect to any shareholder proposal with respect to which the Company does not receive timely notice.

     ------ GENERAL  INFORMATION

     The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Special Meeting, but if any matters are properly presented, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment to the same extent as the person signing the proxy would be entitled to vote.

     Shareholders who desire to have their shares voted at the Special Meeting are requested to mark, sign, and date the enclosed proxy and return it promptly in the enclosed postage-paid envelope. Shareholders may revoke their proxies at any time prior to the Special Meeting and shareholders who are present at the Special Meeting may revoke their proxies and vote, if they so desire, in person.



                              By  Order  of  the  Board  of  Directors,

                              /s/  George  R.  Jensen,  Jr.

June  __,  2003               GEORGE  R.  JENSEN,  JR.
                              Chairman  and  Chief  Executive  Officer

                             USA TECHNOLOGIES, INC.


       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS -
       SPECIAL MEETING OF SHAREHOLDERS - JUNE 30, 2003




     The undersigned, revoking all prior proxies, hereby appoint(s) George R. Jensen, Jr., and Stephen P. Herbert, or either of them, with full power of substitution, as proxies to represent and vote, as designated below, all share of Common Stock and Series A Preferred Stock of USA Technologies, Inc., held of record by the undersigned at the close of business on May 30, 2003, at the Special Meeting of Shareholders to be held on June 30, 2003, and at any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed on the reverse side hereof by the undersigned. If no contrary direction is made, this proxy will be voted "FOR" the proposal set forth on the reverse side hereof, and in accordance with the proxies` best judgment upon other matters properly coming before the Special Meeting and any adjournments thereof.

     Please date and sign exactly as your name appears below. In the case of joint holders, each should sign. If the signor is a corporation or partnership, sign in full the corporate or partnership name by an authorized officer or partner. When signing as attorney, executor, trustee, officer, partner, etc., give full title.


                              Dated:  _____________,  2003



                              -------------------------------------
                                        Signature


                              -------------------------------------
                                        Signature


PLEASE  DATE,  SIGN  AND  RETURN  THIS  PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

IF YOU SIGN THIS PROXY WITHOUT OTHERWISE MARKING THE FORM, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING.
                               [SEE REVERSE SIDE]

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          1.     The  proposal to increase the authorized shares of Common Stock to  400,000,000.

          ___  FOR     ____  AGAINST   ___  ABSTAIN

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment thereof.



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